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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                  May 10, 1999
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                           MAXCOR FINANCIAL GROUP INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-25056                  59-3262958
----------------------------  ------------------------      -------------------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                             Two World Trade Center
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10048
                                   ----------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

              ----------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)



                         The Exhibit Index is on Page 4


                                  1 of 8 Pages
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Item 5.    Other Events

                  As previously announced on March 25, 1999, Registrant has executed a Securities Purchase Agreement with two investment partnerships of the venture capital group, Welsh, Carson, Anderson & Stowe. The Securities Purchase Agreement provides for the repurchase by the Registrant, at a price of $5,226,105.50, or $1.75 per share, of the 2,986,346 shares of Registrant's Common Stock held by the two investment partnerships. Closing of the repurchase is contingent upon Registrant obtaining financing for the transaction, in addition to certain other customary conditions.

                  On May 11, 1999, in conjunction with announcing its first quarter earnings, Registrant also announced that its Euro Brokers Inc. subsidiary had received a commitment letter from GE Capital to provide a revolving credit facility of up to $5.0 million. The facility is subject to the negotiation and execution of definitive documentation, which is currently in process, and is intended to be drawn upon, together with resources at hand, to finance the repurchase. The commitment letter expires June 20, 1999.

                  On May 21, 1999, Registrant executed an amendment, dated as of May 10, 1999 (the "Amendment"), to the Securities Purchase Agreement that will extend, if necessary, the commitment of the partnerships to sell their shares to the Registrant until June 20, 1999 (in order to be coterminous with the financing commitment). However, Registrant expects to close both the financing facility and the repurchase well in advance of June 20, 1999, and is currently targeting the end of May 1999 for the two closings.

                  The summary of the Amendment above is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit
2.1 and is incorporated herein by reference. Registrant's press release announcing first quarter earnings and execution of the GE Capital commitment letter is attached hereto as Exhibit 99.1 and is also incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c)               Exhibits.

2.1 Amendment No. 1, dated May 10, 1999, to Securities Purchase Agreement among Registrant, Welsh, Carson, Anderson & Stowe VI, L.P. and WCAS Information Partners, L.P.

99.1              Press Release, dated May 11, 1999


                                  2 of 8 Pages
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXCOR FINANCIAL GROUP INC.

                                       By:   /s/ Gilbert D. Scharf
                                             -----------------------------------
                                       Name:   Gilbert D. Scharf
                                       Title:  Chairman of the Board, President
                                               and Chief Executive Officer

Date: May 21, 1999



                                  3 of 8 Pages
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                                  EXHIBIT INDEX

Exhibit No.                         Description                        Page No.

2.1          mendment No. 1, dated May 10, 1999, to Securities             5
             urchase Agreement, among Registrant, Welsh, Carson, nderson & Stowe VI, L.P. and WCAS Information Partners,
             L.P.

99.1         Press Release, dated May 11, 1999                             6




                                  4 of 8 Pages